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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                                                   Exhibit 23.1

To Trex Medical Corporation:

  As independent public accountants, we hereby consent to the incorporation of our reports dated November 3, 1997 included (or incorporated by reference) in this registration statement and to all references to our firm included in or made a part of this registration statement on Form S-3.

Boston, Massachusetts                                      Arthur Andersen, llp
January 15, 1998